                   AmeriCredit Automobile Receivables Trust 2000-D
                        Class A-1 6.7200% Asset Backed Notes
                        Class A-2 6.6900% Asset Backed Notes
                        Class A-3 6.7400% Asset Backed Notes
                      Class A-4 Floating Rate Asset Backed Notes
                          Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and The Chase Manhattan Bank, as the Backup Servicer and Trust Collateral Agent, dated as of November 20, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



--------------------------------------------    ------------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:        02/01/2001                                                                               ORIGINAL
MONTHLY PERIOD ENDING:           02/28/2001     PURCHASES             UNITS        CUT-OFF DATE     CLOSING DATE        POOL BALANCE
PREV. DISTRIBUTION/CLOSE DATE:   02/05/2001     ------------------------------------------------------------------------------------
DISTRIBUTION DATE:               03/05/2001     INITIAL PURCHASE      20,032        11/20/2000       11/29/2000         $299,999,903
DAYS OF INTEREST FOR PERIOD:             28     SUB. PURCHASE #1      17,899        01/22/2001       01/30/2001          299,998,797
DAYS IN COLLECTION PERIOD:               28
MONTHS SEASONED:                          3                           --------------------------------------------------------------
                                                TOTAL                 37,931                                            $599,998,700
--------------------------------------------    ------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.         MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

     {1}   Beginning of period Aggregate Principal Balance                                                         {1}  $589,136,812
                                                                                                                        ------------

     {2}   Purchase of Subsequent Receivables                                                                      {2}             0
                                                                                                                        ------------

           Monthly Principal Amounts

             {3}      Collections on Receivables outstanding at end of period                     {3}    13,342,249
                                                                                                       -------------
             {4}      Collections on Receivables paid off during period                           {4}     2,307,127
                                                                                                       -------------
             {5}      Receivables becoming Liquidated Receivables during period                   {5}       784,394
                                                                                                       -------------
             {6}      Receivables becoming Purchased Receivables during period                    {6}             0
                                                                                                       -------------
             {7}      Cram Down Losses occurring during period                                    {7}             0
                                                                                                       -------------
             {8}      Other Receivables adjustments                                               {8}        28,161
                                                                                                       -------------
             {9}      Less amounts allocable to Interest                                          {9}    (8,089,930)
                                                                                                       -------------

             {10}     Total Monthly Principal Amounts                                                              {10}    8,372,001
                                                                                                                        ------------

     {11}  End of period Aggregate Principal Balance                                                               {11} $580,764,811
                                                                                                                        ============

     {12}  Pool Factor ({11}/Original Pool Balance)                                                                {12}  96.7943449%
                                                                                                                        ============

------------------------------------------------------------------------------------------------------------------------------------
II.        MONTHLY PERIOD NOTE BALANCE CALCULATION:             CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4        TOTAL
                                                                ---------     ---------     ---------     ---------        -----
-------------------------------------------------------------
     {13}  Original Note Balance                         {13}  $93,000,000  $210,000,000  $102,000,000  $195,000,000    $600,000,000
------------------------------------------------------------------------------------------------------------------------------------

     {14}  Beginning of period Note Balance              {14}  $78,811,583  $210,000,000  $102,000,000  $195,000,000    $585,811,583
                                                             -----------------------------------------------------------------------

     {15}  Noteholders' Principal Distributable Amount   {15}    8,372,001             0             0             0       8,372,001
     {16}  Noteholders' Accelerated Principal Amount     {16}    1,259,290             0             0             0       1,259,290
     {17}  Accelerated Payment Amount Shortfall          {17}            0             0             0             0               0
     {18}  Deficiency Claim Amount                       {18}            0             0             0             0               0
                                                             -----------------------------------------------------------------------

     {19}  End of period Note Balance                    {19}  $69,180,292  $210,000,000  $102,000,000  $195,000,000    $576,180,292
                                                             =======================================================================

     {20}  Note Pool Factors ({19}/{13})                 {20}  74.3874108%  100.0000000%  100.0000000%  100.0000000%     96.0300487%
                                                             =======================================================================
















                                                                1


------------------------------------------------------------------------------------------------------------------------------------
III.       RECONCILIATION OF PRE-FUNDING ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
     {21}  Beginning of period Pre-Funding Account balance                                        {21}                            $0
                                                                                                                        ------------
     {22}  Purchase of Subsequent Receivables                                                     {22}            0
                                                                                                       -------------
     {23}  Investment Earnings                                                                    {23}          245
                                                                                                       -------------
     {24}  Investment Earnings Transfer to Collections Account                                    {24}         (245)
                                                                                                       -------------
     {25}  Payment of Mandatory Prepayment Amount                                                 {25}            0
                                                                                                       -------------
     {26}  Total Month Activity                                                                   {26}                             0
                                                                                                                        ------------
     {27}  End of period Pre-Funding Account balance                                              {27}                            $0
                                                                                                                        ============

------------------------------------------------------------------------------------------------------------------------------------
IV.        CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {28}  Total Monthly Principal Amounts                                                        {28}                    $8,372,001
                                                                                                                        ------------
     {29}  Required Pro-forma Note Balance                                                        {29}  522,688,330
                                                                                                       -------------
     {30}  Pro-forma Note Balance                                                                 {30}  577,439,582
                                                                                                       -------------
     {31}  Step-down Amount (Max of 0 or ({29} - {30}))                                           {31}                             0
                                                                                                                        ------------
     {32}  Principal Distributable Amount ({28} - {31})                                           {32}                    $8,372,001
                                                                                                                        ============

------------------------------------------------------------------------------------------------------------------------------------
V.         RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
     {33}  Beginning of period Capitalized Interest Account balance                               {33}                            $0
                                                                                                                        ------------
     {34}  Monthly Capitalized Interest Amount                                                    {34}            0
                                                                                                       -------------
     {35}  Investment Earnings                                                                    {35}          401
                                                                                                       -------------
     {36}  Investment Earnings Transfer to Collections Account                                    {36}         (401)
                                                                                                       -------------
     {37}  Payment of Overfunded Capitalized Interest Amount                                      {37}            0
                                                                                                       -------------
     {38}  Payment of Remaining Capitalized Interest Account                                      {38}            0
                                                                                                       -------------
     {39}  Total Monthly Activity                                                                 {39}                             0
                                                                                                                        ------------
     {40}  End of period Capitalized Interest Account balance                                     {40}                            $0
                                                                                                                        ============

------------------------------------------------------------------------------------------------------------------------------------
VI.        RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
           AVAILABLE FUNDS:
             {41}     Collections on Receivables during period (net of Liquidation Proceeds)      {41}  $15,649,376
                                                                                                       -------------
             {42}     Liquidation Proceeds collected during period                                {42}      446,984
                                                                                                       -------------
             {43}     Purchase Amounts deposited in Collection                                    {43}
                                                                                                       -------------
             {44}     Investment Earnings - Collection Account                                    {44}       35,077
                                                                                                       -------------
             {45}     Investment Earnings - Transfer From Prefunding Account                      {45}          245
                                                                                                       -------------
             {46}     Investment Earnings - Transfer From Capitalized Interest Account            {46}          401
                                                                                                       -------------
             {47}     Collection of Supplemental Servicing - Extension Fees                       {47}          752
                                                                                                       -------------
             {48}     Collection of Supplemental Servicing - Repo and Recovery Fees Advanced      {48}       16,851
                                                                                                       -------------
             {49}     Collection of Supplemental Servicing - Late Fees                            {49}       28,443
                                                                                                       -------------
             {50}     Monthly Capitalized Interest Amount                                         {50}            0
                                                                                                       -------------
             {51}     Mandatory Note Prepayment Amount                                            {51}            0
                                                                                                       -------------
             {52}     Proceeds from Cap Agreement                                                 {52}            0
                                                                                                       -------------
             {53}     Total Available Funds                                                       {53}                    16,178,129
                                                                                                                        ------------

           DISTRIBUTIONS:
             {54}     Base Servicing Fee -  to Servicer                                           {54}    1,104,632
                                                                                                       -------------
             {55}     Repo and Recovery Fees - reimbursed to Servicer                             {55}       16,851
                                                                                                       -------------
             {56}     Bank Service Charges - reimbursed to Servicer                               {56}        5,302
                                                                                                       -------------
             {57}     Late Fees - to Servicer                                                     {57}       28,443
                                                                                                       -------------
             {58}     Overpayments - reimbursed to Servicer                                       {58}        9,456
                                                                                                       -------------
             {59}     Agent fees - to Trustee                                                     {59}        5,025
                                                                                                       -------------

                      NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT
                      ---------------------------------------------------------------------------------
                                    BEGINNING    INTEREST   INTEREST                         CALCULATED
                         CLASS     NOTE BALANCE  CARRYOVER    RATE    DAYS    DAYS BASIS      INTEREST
                      ---------------------------------------------------------------------------------
             {60}     Class A-1     $78,811,583          0  6.72000%   28   Actual days/360    $411,922
             {61}     Class A-2     210,000,000          0  6.69000%   30        30/360       1,170,750
             {62}     Class A-3     102,000,000          0  6.74000%   30        30/360         572,900
             {63}     Class A-4     195,000,000          0  5.77000%   28   Actual days/360     875,117
                      ---------------------------------------------------------------------------------

                                                                                                  {60}      411,922
                                                                                                       -------------
                                                                                                  {61}    1,170,750
                                                                                                       -------------
                                                                                                  {62}      572,900
                                                                                                       -------------
                                                                                                  {63}      875,117
                                                                                                       -------------

                      NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT
                      ---------------------------------------------------------------------------------
                                     PRINCIPAL    PRINCIPAL     EXCESS      MANDATORY TOTAL
                         CLASS     DISTRIBUTABLE  CARRYOVER  PRINCIPAL DUE  NOTE PREPAYMENT  PRINCIPAL
                      ---------------------------------------------------------------------------------
             {64}     Class A-1      $8,372,001           0              0                0  $8,372,001
             {65}     Class A-2               0           0              0                0           0
             {66}     Class A-3               0           0              0                0           0
             {67}     Class A-4               0           0              0                0           0
                      ---------------------------------------------------------------------------------

                                                                                                  {64}    8,372,001
                                                                                                       -------------
                                                                                                  {65}            0
                                                                                                       -------------
                                                                                                  {66}            0
                                                                                                       -------------
                                                                                                  {67}            0
                                                                                                       -------------
             {68}     Security Insurer Premiums - to FSA                                          {68}      120,038
                                                                                                       -------------
             {69}     Security Insurer Premiums - to RCCA                                         {69}      116,666
                                                                                                       -------------
             {70}     Total distributions                                                         {70}                    12,809,103
                                                                                                                        ------------
     {71}  Excess Available Funds (or Deficiency Claim Amount)                                    {71}                     3,369,026
                                                                                                                        ------------
     {72}  Deposit to Spread Account to Increase to Required Level                                {72}                     2,109,736
                                                                                                                        ------------
     {73}  Noteholders' Accelerated Principal Amount                                              {73}                     1,259,290
                                                                                                                        ------------


                                                           2


     {74}  Deposit to Spread Account                                                              {74}                            $0
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------
VII.       CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {75}  Excess Available Funds After Amount to Increase Spread to Required Level ({73})        {75}   $1,259,290
                                                                                                       -------------
     {76}  Pro Forma Note Balance ({14} - {10})                                                   {76}  577,439,582
                                                                                                       -------------
     {77}  Required Pro Forma Note Balance (90.0% x ({11} + {27}))                                {77}  522,688,330
                                                                                                       -------------
     {78}  Excess of Pro Forma Balance over Required Balance ({76} - {77})                        {78}   54,751,252
                                                                                                       -------------
     {79}  End of Period Class A-1 Note Balance                                                   {79}   69,180,292
                                                                                                       -------------
     {80}  Lesser of {78} or {79}                                                                 {80}   54,751,252
                                                                                                       -------------
     {81}  Accelerated Principal Amount (lesser of {74} or {80})                                  {81}                    $1,259,290
                                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------------------------
VIII.      CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
------------------------------------------------------------------------------------------------------------------------------------
     {82}  Pro Forma Note Balance ({14} - {10})                                                   {82} $577,439,582
                                                                                                       -------------
     {83}  Required Pro Forma Note Balance (90.0% x ({11} + {27}))                                {83}  522,688,330
                                                                                                       -------------
     {84}  Excess of Pro Forma Balance over Required Balance ({83} - {84})                        {84}   54,751,252
                                                                                                       -------------
     {85}  End of Period Class A-1 Note Balance                                                   {85}   69,180,292
                                                                                                       -------------
     {86}  Greater of {84} or {85}                                                                {86}   69,180,292
                                                                                                       -------------
     {87}  Excess Available Funds ({71})                                                          {87}    1,259,290
                                                                                                       -------------
     {88}  Investment Earnings on Collection Account ({44})                                       {88}       35,077
                                                                                                       -------------
     {89}  Accelerated Payment Amount Shortfall ({86} - {87} + {88})                              {89}                   $67,956,079
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
IX.        RECONCILIATION OF SPREAD ACCOUNT:                       INITIAL      AMENDED       SUB #1
------------------------------------------------------------------------------------------------------------------------------------
                                                                               REDUCTION                                    TOTAL
                                                              ----------------------------------------------------------------------
     {90}  Initial or Subsequent Spread Account Deposits          $8,999,997   (2,999,999)   5,999,976                   $11,999,974
------------------------------------------------------------------------------------------------------------------------------------

     {91}  BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                             {91}                   $15,250,591
                                                                                                                        ------------

           ADDITIONS TO SPREAD ACCOUNT
             {92}  Deposits from Collections Account ({73})                                       {92}    2,109,736
                                                                                                       -------------
             {93}  Investment Earnings                                                            {93}       62,617
                                                                                                       -------------
             {94}  Deposits Related to Subsequent Receivables Purchases                           {94}            0
                                                                                                       -------------
             {95}  Total Additions                                                                {95}                     2,172,353
                                                                                                                        ------------
     {96}  SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                       {96}                    17,422,944
                                                                                                                        ------------
           REQUISITE AMOUNT OF SPREAD ACCOUNT
             DURING FUNDING PERIOD (THE AMOUNT BELOW WILL BE ZERO AFTER THE FUNDING PERIOD.)
             {97}  Total Initial & Subsequent Spread Account Deposits ({90})                      {97}            0
                                                                                                       -------------
             AFTER FUNDING PERIOD (ALL AMOUNTS BELOW WILL BE ZERO IF NOT APPLICABLE OR
             DURING FUNDING PERIOD.)
                                                                ---------------
                   Floor Amount (Calculation Below)       =        8,999,981
                                                                ---------------
             {98}     (Max of (1.) $100,000 or (2.) Lesser of Note Balance and 1.5% Original
                      Pool Balance)                                                               {98}            0
                                                                                                       -------------
             {99}  Recourse Reduction Amount (if any)                                             {99}            0
                                                                                                       -------------
             {100} If OC % is less than 12.00%, then 3% of Aggregate Principal
                                                                            ----------------
                   Ending Balance                                              17,422,944         {100}  17,422,944
                                                                            ----------------           -------------
             {101} If OC % is equal to or greater than 12.00%, then
                                                                            ----------------
                   (12%-OC level)*Aggr Prin Bal                                11,615,296         {101}           0
                                                                            ----------------           -------------
             {102} If Trigger Event exists then 15% of the Aggregate Principal Balance            {102}           0
                                                                                                       -------------
             {103} If an Insurance Agreement Event of Default exists then an unlimited amount
                   (as specified by FSA)                                                          {103}           0
                                                                                                       -------------
             {104} Requisite Amount of Spread Account                                             {104}                   17,422,944
                                                                                                                        ------------
           WITHDRAWALS FROM SPREAD ACCOUNT
             {105} Priority First - Deficiency Claim Amount                                       {105}           0
                                                                                                       -------------
                   Priority Second - Accelerated Payment Amount
                                                               ----------------
                   Shortfall =                                    67,956,079
                                                               ----------------
             {106} Accelerated Payment Amount Shortfall in Excess of Requisite Amount             {106}           0
                                                                                                       -------------
             {107} Priority Third through Fourth                                                  {107}
                                                                                                       -------------
             {108} Priority Fifth through Sixth                                                   {108}
                                                                                                       -------------
             {109} Priority Seventh - to Servicer                                                 {109}           0
                                                                                                       -------------
             {110} Total withdrawals                                                              {110}                            0
                                                                                                                        ------------

    {111}  END OF PERIOD SPREAD ACCOUNT BALANCE                                                   {111}                   17,422,944
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
X.         CALCULATION OF OC LEVEL AND OC PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------
             {112} Aggregate Principal Balance                                                    {112} 580,764,811
                                                                                                       -------------
             {113} End of period Note Balance                                                     {113} 576,180,292
                                                                                                       -------------
             {114} Line {112} less line {113} (During Funding Period amount equal to zero)        {114}   4,584,519
                                                                                                       -------------
             {115} OC level {114}/{112}                                                           {115}        0.79%
                                                                                                       -------------
             {116} Ending Spread Balance as a percentage of Aggregate Principal Balance
                   ({111}/{112})                                                                  {116}        3.00%
                                                                                                       -------------
             {117} OC Percentage ({115} + {116})                                                  {117}                        3.79%
                                                                                                                        ------------



By:                 /s/ Preston A. Miller
                    --------------------------------------
Name:               Preston A. Miller
                    -----------------
Title:              Executive Vice President and Treasurer
                    --------------------------------------
Date:               March 1, 2001
                    -------------

                   AmeriCredit Automobile Receivables Trust 2000-D
                        Class A-1 6.7200% Asset Backed Notes
                        Class A-2 6.6900% Asset Backed Notes
                        Class A-3 6.7400% Asset Backed Notes
                      Class A-4 Floating Rate Asset Backed Notes
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and The Chase Manhattan Bank, as the Backup Servicer and Trust Collateral Agent, dated as of November 20, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



--------------------------------------------
MONTHLY PERIOD BEGINNING:         02/01/2001
MONTHLY PERIOD ENDING:            02/28/2001
PREV. DISTRIBUTION/CLOSE DATE:    02/05/2001
DISTRIBUTION DATE:                03/05/2001
DAYS OF INTEREST FOR PERIOD:              28
DAYS IN COLLECTION PERIOD:                28
MONTHS SEASONED:                           3
--------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.         MONTHLY PERIOD NOTE BALANCE CALCULATION:        CLASS A-1     CLASS A-2     CLASS A-3         CLASS A-4         TOTAL
                                                           ---------     ---------     ---------         ---------         -----
     {1}   Original Note Balance                     {1}  $93,000,000  $210,000,000  $102,000,000      $195,000,000     $600,000,000
------------------------------------------------------------------------------------------------------------------------------------

     {2}   Preliminary End of period Note Balance    {2}  $69,180,292  $210,000,000  $102,000,000      $195,000,000     $576,180,292
                                                         ---------------------------------------------------------------------------

     {3}   Deficiency Claim Amount                   {3}            0             0             0                 0                0

     {4}   End of period Note Balance                {4}  $69,180,292  $210,000,000  $102,000,000      $195,000,000     $576,180,292
                                                         ===========================================================================

     {5}   Note Pool Factors {4}/{1}                 {5}  74.3874108%  100.0000000%  100.0000000%      100.0000000%      96.0300487%
                                                         ===========================================================================


------------------------------------------------------------------------------------------------------------------------------------
II.        RECONCILIATION OF SPREAD ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

     {6}   Preliminary End of period Spread Account balance                                                         {6}  $17,422,944
                                                                                                                        ------------

     {7}   Priority First - Deficiency Claim Amount from preliminary certificate                                    {7}            0
                                                                                                                        ------------

     {8}   End of period Spread Account balance                                                                     {8}  $17,422,944
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
III.       MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                       -----------------------------
                                                                                                           CUMULATIVE       MONTHLY
                                                                                                       -----------------------------
     {9}   Original Number of Receivables                                                          {9}       20,032
                                                                                                       -----------------------------
     {10}  Beginning of period number of Receivables                                              {10}            0           37,638
     {11}  Number of Subsequent Receivables Purchased                                             {11}       17,899                0
     {12}  Number of Receivables becoming Liquidated Receivables during period                    {12}          102               57
     {13}  Number of Receivables becoming Purchased Receivables during period                     {13}            0                0
     {14}  Number of Receivables paid off during period                                           {14}          427              179
                                                                                                       -----------------------------
     {15}  End of period number of Receivables                                                    {15}       37,402           37,402
                                                                                                       -----------------------------

------------------------------------------------------------------------------------------------------------------------------------
IV.        STATISTICAL DATA: (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      ----------------------------------------------
                                                                                         ORIGINAL         PREV. MONTH        CURRENT
                                                                                      ----------------------------------------------
     {16}  Weighted Average APR of the Receivables                               {16}      19.30%            18.39%           18.39%
     {17}  Weighted Average Remaining Term of the Receivables                    {17}       61.00             59.57            58.67
     {18}  Weighted Average Original Term of Receivables                         {18}       62.00             62.00            62.00
     {19}  Average Receivable Balance                                            {19}     $15,818           $15,653          $15,528
     {20}  Aggregate Realized Losses                                             {20}          $0           $36,588         $373,998
                                                                                      ----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
V.         DELINQUENCY:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      ----------------------------------------------
           Receivables with Scheduled Payment delinquent                                    UNITS          DOLLARS        PERCENTAGE
                                                                                      ----------------------------------------------
             {21}     31-60 days                                                 {21}       1,523       $24,397,095            4.14%
             {22}     61-90 days                                                 {22}         315         4,775,048            0.81%
             {23}     over 90 days                                               {23}         135         1,950,579            0.33%
                                                                                      ----------------------------------------------
             {24}     Receivables with Scheduled Payment delinquent more
                      than 30 days at end of period                              {24}       1,973       $31,122,722            5.28%
                                                                                      ----------------------------------------------



                                                           4


------------------------------------------------------------------------------------------------------------------------------------
VI.        PERFORMANCE TESTS:
------------------------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------------
           DELINQUENCY RATIO
             {25}     Receivables with Scheduled Payment delinquent more than
                      60 days at end of period ({22} + {23})                                      {25}   $6,725,627
                                                                                                       -------------
             {26}     Purchased Receivables with Scheduled Payment delinquent more
                      than 60 days at end of period                                               {26}
                                                                                                       -------------
             {27}     Beginning of period Principal Balance                                       {27}  589,136,812
                                                                                                       -------------
             {28}     Delinquency Ratio {25} + {26} divided by {27}                               {28}                         1.14%
                                                                                                                        ------------
             {29}     Previous Monthly Period Delinquency Ratio                                   {29}                         0.78%
                                                                                                                        ------------
             {30}     Second previous Monthly Period Delinquency Ratio                            {30}                         0.31%
                                                                                                                        ------------

             {31}     Average Delinquency Ratio ({28} + {29} + {30})/3                            {31}                         0.74%
                                                                                                                        ------------
             {32}     Compliance (Delinquency Test Failure is a Delinquency
                      Ratio equal to or greater than 4.00%.)                                      {32}                       YES
                                                                                                                        ------------
           -------------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------------
           CUMULATIVE DEFAULT RATE
             {33}     Defaulted Receivables in Current Period                                     {33}   $2,822,853
                                                                                                       -------------
             {34}     Cumulative Defaulted Receivables from last month                            {34}    1,608,141
                                                                                                       -------------
             {35}     Cumulative Defaulted Receivables {33} + {34}                                {35}    4,430,994
                                                                                                       -------------
             {36}     Original Pool Balance                                                       {36}  599,998,700
                                                                                                       -------------
             {37}     Cumulative Default Rate {35} divided by {36}                                {37}                         0.74%
                                                                                                                        ------------

             {38}     Compliance (Default Test Failure is a Cumulative Default Rate equal
                      to or greater than 3.53%.)                                                  {38}                       YES
                                                                                                                        ------------

           -------------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------------
           CUMULATIVE NET LOSS RATE
             {39}     Receivables becoming Liquidated Receivables during period                   {39}     $784,394
                                                                                                       -------------
             {40}     Purchased Receivables with Scheduled Payment delinquent more
                      than 30 days at end of period                                               {40}
                                                                                                       -------------
             {41}     Cram Down Losses occurring during period                                    {41}
                                                                                                       -------------
             {42}     Liquidation Proceeds collected during period                                {42}     (446,984)
                                                                                                       -------------
             {43}     Net Losses during period {39} + {40} + {41} + {42}                          {43}      337,410
                                                                                                       -------------
             {44}     Net Losses since Initial Cut-off Date (Beginning of Period)                 {44}       36,588
                                                                                                       -------------
             {45}     CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY DELINQUENCIES
                      ({43} + {44})/{47}                                                          {45}                         0.06%
                                                                                                                        ------------
             {46}     50% of Receivables with Scheduled Payment delinquent more than 90
                      days at end of period                                                       {46}    1,409,671
                                                                                                       -------------
             {47}     Original Aggregate Principal Balance plus Pre-Funded Amount as of the
                      Closing Date                                                                {47}  600,000,000
                                                                                                       -------------
             {48}     Cumulative Net Loss Rate ({43} + {44} + {46})/{47}                          {48}                         0.30%
                                                                                                                        ------------

             {49}     Compliance (Net Loss Test Failure is a Net Loss Rate equal to or
                      greater than 2.13%.)                                                        {49}                       YES
                                                                                                                        ------------

           -------------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------------
           EXTENSION RATE
             {50}     Principal Balance of Receivables extended during current period             {50}     $241,546
                                                                                                       -------------
             {51}     Beginning of Period Aggregate Principal Balance                             {51}  589,136,812
                                                                                                       -------------
             {52}     Extension Rate {50} divided by {51}                                         {52}                         0.04%
                                                                                                                        ------------
             {53}     Previous Monthly Extension Rate                                             {53}                         0.03%
                                                                                                                        ------------
             {54}     Second previous Monthly Extension Rate                                      {54}                         0.01%
                                                                                                                        ------------

             {55}     Average Extension Rate ({52} +{53} +{54})/3                                 {55}                         0.03%
                                                                                                                        ------------

             {56}     Compliance (Extension Test Failure is an Extension Rate equal to
                      or greater than 4%.)                                                        {56}                       YES
                                                                                                                        ------------

           -------------------------------------------------------------------------------------------------------------------------



By:                   /s/ Preston A. Miller
                      --------------------
Name:                 Preston A. Miller
                      -----------------
Title:                Executive Vice President and Treasurer
                      --------------------------------------
Date:                 March 1, 2001
                      -------------










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